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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 19, 1996


                           AMERICAN HOMEPATIENT, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                        0-19532                 62-1474680
      --------                      ------------              -----------------
      (State or other               (Commission                (I.R.S. Employer
      jurisdiction of                File Number)              Identification
      incorporation)                                           Number)


         5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
         -------------------------------------------------------------
                    (Address of principal executive offices)



                                 (615) 221-8884
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                Not Applicable
               ---------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)
________________________________________________________________________________

                            Exhibit Index on Page 4
                                  Page 1 of __
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Registrant reports the following acquisition to inform its security holders:

         Pursuant to a Plan and Agreement of Merger dated June 28, 1996, the Registrant acquired the operations of Miller Medical Service, Inc. and its subsidiary, Mid-Prairie, Inc., both Iowa corporations, which operate a respiratory therapy, rehabilitation equipment and durable medical equipment supply business in sixteen locations throughout Iowa, Wisconsin, Minnesota and Nebraska. The acquisition was accomplished by merger of Miller Medical Service, Inc. into Registrant's wholly owned subsidiary, American HomePatient of Iowa, Inc. The terms of the merger were the result of arm's-length negotiations with shareholders of Miller Medical Service, Inc.

         The purchase price was approximately $21,868,231.23, payable $1,260,271.23 in cash and approximately $11,607,960.00 in the Registrant's common stock. The cash portion of the purchase price was funded through drawing on the Company's line of credit with a syndicate of banks headed by Bankers Trust Company.

         Closing of the merger occurred on July 19, 1996. The Registrant intends to continue the acquired operations through its subsidiary.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b) It is impracticable to provide the required financial statements of the acquired business described in Item 2 and pro forma financial information at this time. Such information will be filed within 60 days.

         (c) Exhibits. The exhibits filed as a part of this Report are listed in the Index to Exhibits immediately following the signature page.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN HOMEPATIENT, INC.



                                    By:  /s/ Edward K. Wissing
                                        ----------------------------------------

                                    Name:  Edward K. Wissing
                                          --------------------------------------

                                    Title: President and Chief Executive Officer
                                           -------------------------------------
Date:    July 29, 1996


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                                 Exhibit Index

Exhibit No.                                                                                 Page
- -----------                                                                                 ----
    2.1                   Plan and Agreement of Merger, dated June                           5
                          28, 1996, by and among American HomePatient, Inc.,
                          American HomePatient of Iowa, Inc., Miller Medical
                          Service, Inc., Blaine Miller, Douglas Miller, John
                          Miller and Richard Hanna.


         A copy of the exhibit index to the Plan and Agreement of Merger has been included. The exhibits have been omitted but Registrant shall furnish supplementally a copy of any omitted exhibit to the Commission upon request.


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